UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023 (October 22, 2023)

Ambrx Biopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56600	93-2892120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10975 North Torrey Pines Road La Jolla, California	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 875-2400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value US $0.0001 per share	AMAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

As previously disclosed, on October 22, 2023, Ambrx Biopharma, Inc. (the “Company”) hosted a Key Opinion Leader event at the 2023 European Society of Medical Oncology (“ESMO”) Congress 2023 meeting, taking place in Madrid, Spain, October 20-24, 2023 to discuss the data from the ESMO posters regarding updated safety and efficacy data from the ongoing Phase 1 / 2 trial, APEX-01 (NCT04662580), evaluating ARX517 for metastatic castration-resistant prostate cancer, a summary of which is set forth below.

In biomarker unselected patients ARX517 monotherapy demonstrated a strong antibody-drug conjugate (“ADC”) safety profile at all doses tested with promising early efficacy signals that included PSA50 declines, ctDNA reductions, and RECIST v1.1 tumor response.

APEX-01 is a Phase 1 / 2, first-in-human, open label dose escalation and dose expansion trial enrolling patients with metastatic castration-resistant prostate cancer (“mCRPC”). To be eligible for APEX-01, patients with mCRPC had to satisfy certain criteria, including receiving at least two prior FDA-approved therapies for metastatic disease, with at least one being a 2nd generation androgen receptor pathway inhibitor (“ARPI”), and who have met at least one of the following three criteria: PSA progression defined by a minimum of two rising PSA values, radiographic progression by RECIST v1.1, and/or disease progression by the presence of new bone lesions.

APEX-01 opened for enrollment in July 2021 and is the only on-going clinical trial in the United States targeting PSMA with an ADC. The two primary objectives of APEX-01 are to analyze the safety and tolerability of ARX517 and establish a recommended Phase 2 dose.

As of the data cutoff date (September 5, 2023), highlights from the safety and efficacy data are summarized below:

•	Deep PSA reductions have been seen with increasing ARX517 dose. PSA reductions deepened as dose levels increased, demonstrating a dose dependent PSA reduction:

•	≥50% PSA reduction observed in 25% (4/16) and 50% (7/14) of patients at 1.4 mg/kg (Cohort 4) and 2.0 mg/kg (Cohort 6), respectively

•	≥90% PSA reduction observed in 6% (1/16) and 36% (5/14) of patients at 1.4 mg/kg (Cohort 4) and 2.0 mg/kg (Cohort 6), respectively

•	Multiple coinciding efficacy endpoints demonstrate a consistent and promising anti-cancer activity at therapeutic doses of 2.0 – 2.88 mg/kg (Cohorts 6-8):

•	52% (12/23) patients experienced a ≥50% PSA reduction

•	7 of 14 patients at 2.0 mg/kg (Cohort 6)

•	3 of 6 patients at 2.4 mg/kg (Cohort 7)

•	2 of 3 patients at 2.88 mg/kg (Cohort 8)

•	81% (17/21) patients experienced a ≥50% ctDNA reduction

•	50% (2/4) experienced a >30% reduction in target lesion(s), one of which had a reduction in liver and lung lesions

•	ARX517 demonstrates a strong and differentiated safety profile in heavily pretreated late stage mCRPC patients:

•	No treatment-related SAEs or DLTs were observed

•	Low drug related discontinuation rate 3% (2/65)

•	Grade 3 TRAEs were reported in only 9.2% (6/65) patients across all cohorts, and only 13% (4/32) at doses 2.0-2.88 mg/kg

•	Three patients with lymphopenia, two patients with transient platelet count decrease, and one patient with asymptomatic left ventricular dysfunction that was not deemed serious

•	No Grade 4 or 5 treatment-related adverse events (“TRAEs”) were reported

•	Low frequency of Grade 1 or 2 TRAEs (≥10%), including dry mouth (24%), dry eye (22%) and fatigue (20%)

•	Ongoing first-in-human Phase 1 trial enrolled 65 patients who exhausted approved life-extending treatments is representative of late line mCRPC patient population:

•	Median 4 with a maximum of 13 prior therapies

•

100% received at least one 2nd generation ARPI (97% received either abiraterone or enzalutamide, 2% received either duralutamide or apalutamide), 48% of patients received both enzalutamide and abiraterone

•	66% of patients received at least one prior taxane, 46% of patients received at least one prior immunotherapy and 17% of patients received at least one prior PSMA-targeted radionuclide therapy

•	PSA reductions observed in patients who had prior PSMA-targeted radionuclide therapy (“PSMA TRT”):

•	50% (3/6) of patients treated with a PSMA TRT experienced a ≥50% PSA reduction at therapeutic doses of 2.0 – 2.88 mg/kg (Cohorts 6-8)

•	Deepening PSA response with dose escalation combined with not seeing SAEs and DLTs support continuing dose escalation to higher levels:

•	Cohort 8 (2.88 mg/kg) expansion underway

•	Cohort 9 (3.4 mg/kg) escalation underway

As of the cutoff date (September 5, 2023), highlights from the Pk data are below:

•	Pharmacokinetics (“PK”) data demonstrates strong ADC stability:

•	Across all dose levels (0.32 to 2.4 mg/kg), PK data show virtually overlapping total antibody and ADC PK concentration time curves

•	Full-loaded DAR2 ARX517 does not prematurely release its payload thus maximizing delivery of cytotoxic payload to PSMA-expressing cancer cells:

•	Low serum concentrations of free payload, with a molar ratio of payload to ADC was 0.06%

•	Free payload of ARX517 in serum reached a maximum concentration of <1nM, which is 100x below the concentration of the free payload used to kill normal cells in vitro

•	Full-loaded DAR2 ARX517 is able to apply consistent pressure on PSMA-expressing cancer cells:

•	A long ADC terminal half-life of up to 10 days enables longer dosing intervals and ensures that ARX517 stays in circulation to enable consistent pressure on PSMA-expressing cancer cells

Forward-Looking Statements

This Current Report on Form 8-K includes certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may be identified by the words “intend,” “plan,” and similar expressions. Forward-looking statements are based on Ambrx’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, those risks and uncertainties associated with: Ambrx’s ability to execute on its strategy including with respect to the timing of its R&D efforts, initiation of clinical trials and other anticipated milestones; risks associated with development and marketing approval of novel therapeutics, including potential delays in clinical trials and regulatory submissions and the fact that future clinical trial results/data may not be consistent with interim, initial or preliminary results/data or results/data from prior preclinical studies or clinical trials; Ambrx’s ability to fund operations as anticipated; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Ambrx’s Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on October 12, 2023, and elsewhere in Ambrx’s filings and reports with the SEC. Forward-looking statements contained in this press release are made as of this date, and Ambrx undertakes no duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBRX BIOPHARMA, INC.
(Registrant)

Date: October 23, 2023	By:	/s/ Sonja Nelson
	Name:	Sonja Nelson
	Title:	Chief Financial Officer